U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2007

COFFEE PACIFICA, INC.
(Exact name of small business issuer as specified in its charter)

Nevada	333-10170-2	46-0466417
(State or other jurisdiction of incorporation or organization)	Commission File No	(IRS Employer Identification Number)

2813 7th Street Berkeley, CA	79110
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (510) 204-9424

(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements
Item 4.01	Changes in Registrant's Certifying Accountant.

a) November 5, 2007, the Company dismissed its principal accountant, Williams & Webster, P.S. Williams & Webster's audit report dated March 28, 2007 on our financial statements for the most recent fiscal years ended December 31, 2006 and December 31, 2005 contained a disclaimer regarding the Company's ability to continue as a going concern. Other than this disclaimer, the report did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles. In connection with the audits of our financial statements for the most recent years ended December 31, 2006, 2005 and 2004, and in the subsequent interim periods through the date of termination, there were no disagreements, resolved or not, with Williams & Webster on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Williams & Webster's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with their reports on the Company's financial statements for such years; and there were no reportable events as described in Item 304(a)(1)(iv) of Regulation S-B.

b) On November 5, 2007, Coffee Pacifica, Inc. (the "Company") engaged PMB Helin Donovan as the Company's independent registered public accounting firm. The Company's Board of Directors selected PMB Helin Donovan to serve as the Company's independent auditors for all audit work associated with the preparation of the Company's financial statements for the year ending December 31, 2007. The Board of Directors has determined that PMB Helin Donovan is suitably independent, and is well versed in Generally Accepted Accounting Practices and securities reporting requirements. PMB Helin Donovan is registered with the Public Company Accounting Oversight Board ("PCAOB"). The decision to select PMB Helin Donovan was approved by the Board of Directors of the Company on November 5, 2007. During the two most recent fiscal years ended December 31, 2006, and December 31, 2005, and the subsequent interim period preceding such engagement, neither the Company nor anyone on its behalf consulted PMB Helin Donovan regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did PMB Helin Donovan provide to the Company a written report or oral advice regarding such principles or audit opinion; or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(l)(iv) and the related instructions of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

c) The Company has provided Williams & Webster with a copy of the disclosures made herein no later than the date this Form 8K is filed with the Commission. The Company requested that Williams & Webster furnish a letter addressed to the Commission stating whether it agrees with the statements made by the issuer and, if not, stating the respects in which it does not agree. The Company will file the letter as an exhibit to this report, or an amendment thereto, within two (2) business days of receipt of such letter. As of the date of this report, no such letter has been received.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

a) Financial Statements
None

b) Exhibits

16.1 Letter on Change in Certifying Accountants (to be filed upon receipt)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                                                                                                                                COFFEE PACIFICA, INC.

Date: November 5, 2007                                                                                                      /s/ Shailen Singh
                                                                                                                                               Shailen Singh, President